NEWS RELEASE

Contact:	Alliance Data	United Retail Group, Inc.
	Ed Heffernan	George Remeta
	Analysts/Investors	201.909.2110
	972.348.5191
	eheff@alldata.net

	Shelley Whiddon — Media
	972.348.4310
	swhiddon@alldata.net
ALLIANCE DATA SIGNS LONG-TERM RENEWAL WITH TOP 30 CLIENT UNITED RETAIL GROUP
Alliance Data to continue providing integrated private label credit services for United Retail Group’s AVENUE Stores
DALLAS, Texas, March 9th, 2006 — Alliance Data Systems Corporation (NYSE: ADS), a leading provider of transaction services, credit services and marketing services, today announced the signing of a contract renewal through 2012 with United Retail Group, Inc. (URG). Under the terms of the agreement, Alliance Data will continue providing a comprehensive private label credit card solution for URG’s AVENUE ® stores, an Alliance Data client since 1998. A leading high-growth specialty retailer of plus-size women’s fashion apparel, AVENUE has more than 500 retail locations nationwide.
Alliance Data will continue providing services including account acquisition and activation; receivables funding; card authorization; private label credit card issuance; statement generation; remittance processing; customer service functions; and marketing services.

“We are pleased to extend our partnership with Alliance Data, as their ability to deliver valuable customer insights and results-driven marketing programs have made a significant positive impact on AVENUE’s business,” said Raphael Benaroya, chairman, chief executive officer and president, United Retail Group. “Our success has been fueled in part by this private label program, as it has helped us build stronger, more profitable relationships with our customers.”
“URG is a progressive retail business that is committed to delivering an exceptional shopping experience for its customers, and we’re pleased that we can extend that experience through their credit card program,” said Ivan Szeftel, president of Retail Services, Alliance Data. “Alliance Data is pleased to continue working with URG in providing integrated credit and marketing services that help drive sales. We look forward to building even further upon our strong business relationship with URG.”
About United Retail Group
United Retail Group, Inc. is a specialty retailer of large-size women’s fashion apparel, footwear and accessories featuring AVENUE ® brand merchandise. The company operates 500 AVENUE Stores ® with 2,194,000 square feet of selling space, as well as the AVENUE catalog and the AVENUE.COM ® website at www.avenue.com.
About Alliance Data
Alliance Data (NYSE: ADS) is a leading provider of transaction services, credit services and marketing services, managing over 105 million consumer relationships for some of North America’s most recognizable companies. Alliance Data creates and manages customized solutions that change consumer behavior and that enable its clients to build stronger, mutually beneficial relationships with their customers. Headquartered in Dallas, Alliance Data employs approximately 8,000 associates at more than 40 locations in North America, Europe and Asia. For more information about the company, visit its web site, www.AllianceDataSystems.com.
Alliance Data’s Safe Harbor Statement/Forward Looking Statements
Alliance Data’s Safe Harbor Statement/Forward Looking Statements This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year.
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